SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2009

TIME ASSOCIATES, INC.
(exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

333-59114	33-0730042
Commission File Number	IRS Employer Identification Number

1580 N. Batavia Street, Suite #2, Orange, California	92867
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 288-5901

TIME LENDING, CALIFORNIA, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 16, 2009, Time Lending, California, Inc., a Nevada corporation (the "Company") filed an amendment to its Articles of Incorporation with the secretary of state of the state of Nevada (the "Amendment").  The amendment provides for the name change of the Company from Time Lending, California, Inc. to Time Associates, Inc. The amendment was approved by the majority of the Company's shareholders by written consent.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

3.1      Amendment to the Articles of Incorporation filed on March 16, 2009.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 26, 2009	TIME ASSOCIATGES, INC.

By:/s/ Michael P. Pope
Michael P. Pope
President